Exhibit 99.1

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JANUARY 1, 2017 AND 14 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2016	2015	Change		Change	Change

Revenue from services	$1,304.4	$1,461.6	$(157.2)		(10.8)%	(10.1)%

Cost of services	1,076.4	1,212.1	(135.7)		(11.2)

Gross profit	228.0	249.5	(21.5)		(8.6)	(8.1)

Selling, general and administrative expenses	208.2	223.0	(14.8)		(6.7)	(6.2)

Earnings from operations	19.8	26.5	(6.7)		(25.2)

Other income (expense), net	0.7	(0.7)	1.4		204.1

Earnings before taxes and equity in net earnings (loss) of affiliate	20.5	25.8	(5.3)		(20.8)

Income tax expense (benefit)	1.8	(8.4)	10.2		121.4

Net earnings before equity in net earnings (loss) of affiliate	18.7	34.2	(15.5)		(45.4)

Equity in net earnings (loss) of affiliate	1.1	—	1.1		NM

Net earnings	$19.8	$34.2	$(14.4)		(42.0)%

Basic earnings per share	$0.51	$0.88	$(0.37)		(42.0)%
Diluted earnings per share	$0.51	$0.88	$(0.37)		(42.0)%

STATISTICS:

Gross profit rate	17.5%	17.1%	0.4	pts.

Selling, general and administrative expenses:
% of revenue	16.0	15.3	0.7
% of gross profit	91.3	89.4	1.9

% Return:
Earnings from operations	1.5	1.8	(0.3)
Earnings before taxes and equity in net earnings (loss) of affiliate	1.6	1.8	(0.2)
Net earnings	1.5	2.3	(0.8)

Effective income tax rate	8.8%	(32.4)%	41.2	pts.

Average number of shares outstanding (millions):
Basic	38.2	38.0
Diluted	38.6	38.0

Shares adjusted for nonvested restricted awards (millions):
Basic	38.9	38.9
Diluted	39.2	38.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2016	2015	Change		Change	Change

Revenue from services	$5,276.8	$5,518.2	$(241.4)		(4.4)%	(3.2)%

Cost of services	4,370.5	4,597.9	(227.4)		(4.9)

Gross profit	906.3	920.3	(14.0)		(1.5)	(0.5)

Selling, general and administrative expenses	843.1	853.6	(10.5)		(1.2)	(0.3)

Earnings from operations	63.2	66.7	(3.5)		(5.2)

Gain on investment in TS Kelly Asia Pacific	87.2	—	87.2		NM

Other expense, net	(0.7)	(3.5)	2.8		80.6

Earnings before taxes and equity in net earnings (loss) of affiliate	149.7	63.2	86.5		136.8

Income tax expense (benefit)	30.0	8.7	21.3		245.1

Net earnings before equity in net earnings (loss) of affiliate	119.7	54.5	65.2		119.5

Equity in net earnings (loss) of affiliate	1.1	(0.7)	1.8		251.9

Net earnings	$120.8	$53.8	$67.0		124.5%

Basic earnings per share	$3.10	$1.39	$1.71		123.0%
Diluted earnings per share	$3.08	$1.39	$1.69		121.6%

STATISTICS:

Gross profit rate	17.2%	16.7%	0.5	pts.

Selling, general and administrative expenses:
% of revenue	16.0	15.5	0.5
% of gross profit	93.0	92.8	0.2

% Return:
Earnings from operations	1.2	1.2	—
Earnings before taxes and equity in net earnings (loss) of affiliate	2.8	1.1	1.7
Net earnings	2.3	1.0	1.3

Effective income tax rate	20.0%	13.7%	6.3	pts.

Average number of shares outstanding (millions):
Basic	38.1	37.8
Diluted	38.4	37.9

Shares adjusted for nonvested restricted awards (millions):
Basic	38.9	38.8
Diluted	39.2	38.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2016	2015	%		CC %
	(13 Wks)	(14 Wks)	Change		Change
AMERICAS
Commercial
Revenue from services	$660.4	$696.1	(5.1)%		(4.7)%
Staffing fee-based income included in revenue from services	3.3	3.7	(11.6)		(11.1)
Gross profit	106.5	110.0	(3.2)		(2.8)
Gross profit rate	16.1%	15.8%	0.3	pts.
PT
Revenue from services	$228.8	$250.1	(8.5)%		(8.5)%
Staffing fee-based income included in revenue from services	4.2	4.5	(6.2)		(6.3)
Gross profit	38.4	43.0	(10.6)		(10.7)
Gross profit rate	16.8%	17.2%	(0.4)	pts.
Total Americas
Revenue from services	$889.2	$946.2	(6.0)%		(5.7)%
Staffing fee-based income included in revenue from services	7.5	8.2	(8.7)		(8.5)
Gross profit	144.9	153.0	(5.3)		(5.0)
Total SG&A expenses	114.4	116.8	(2.0)		(2.1)
Earnings from operations	30.5	36.2	(15.7)

Gross profit rate	16.3%	16.2%	0.1	pts.
Expense rates:
% of revenue	12.9	12.3	0.6
% of gross profit	79.0	76.3	2.7
Return on sales	3.4	3.8	(0.4)

EMEA
Commercial
Revenue from services	$199.1	$200.5	(0.7)%		1.7%
Staffing fee-based income included in revenue from services	3.1	3.3	(6.3)		(5.2)
Gross profit	26.4	27.5	(4.0)		(2.3)
Gross profit rate	13.3%	13.7%	(0.4)	pts.
PT
Revenue from services	$42.4	$44.7	(5.3)%		(3.2)%
Staffing fee-based income included in revenue from services	2.4	2.4	1.9		3.6
Gross profit	8.6	9.4	(8.7)		(7.1)
Gross profit rate	20.2%	21.0%	(0.8)	pts.
Total EMEA
Revenue from services	$241.5	$245.2	(1.5)%		0.8%
Staffing fee-based income included in revenue from services	5.5	5.7	(2.9)		(1.6)
Gross profit	35.0	36.9	(5.2)		(3.5)
Total SG&A expenses	30.8	29.7	3.5		6.0
Earnings from operations	4.2	7.2	(41.2)

Gross profit rate	14.5%	15.0%	(0.5)	pts.
Expense rates:
% of revenue	12.7	12.1	0.6
% of gross profit	88.0	80.6	7.4
Return on sales	1.7	2.9	(1.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2016	2015	%		CC %
	(13 Wks)	(14 Wks)	Change		Change
OCG
Revenue from services	$186.1	$187.5	(0.7)%		(0.4)%
Gross profit	49.2	48.0	2.4		2.9
Total SG&A expenses	41.2	34.0	21.3		22.3
Earnings from operations	8.0	14.0	(43.3)

Gross profit rate	26.4%	25.6%	0.8	pts.
Expense rates:
% of revenue	22.1	18.1	4.0
% of gross profit	83.8	70.7	13.1
Return on sales	4.3	7.5	(3.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2016	2015	%		CC %
	(52 Wks)	(53 Wks)	Change		Change
AMERICAS
Commercial
Revenue from services	$2,548.0	$2,604.3	(2.2)%		(1.1)%
Staffing fee-based income included in revenue from services	14.7	14.5	1.1		1.7
Gross profit	402.4	400.3	0.5		1.3
Gross profit rate	15.8%	15.4%	0.4	pts.
PT
Revenue from services	$947.1	$971.9	(2.6)%		(2.5)%
Staffing fee-based income included in revenue from services	17.9	17.6	1.7		2.3
Gross profit	162.7	165.0	(1.4)		(1.3)
Gross profit rate	17.2%	17.0%	0.2	pts.
Total Americas
Revenue from services	$3,495.1	$3,576.2	(2.3)%		(1.5)%
Staffing fee-based income included in revenue from services	32.6	32.1	1.4		2.0
Gross profit	565.1	565.3	—		0.6
SG&A expenses excluding restructuring charges	454.9	456.6	(0.4)		0.1
Restructuring charges	2.2	—	NM
Total SG&A expenses	457.1	456.6	0.1		0.6
Earnings from operations	108.0	108.7	(0.6)
Earnings from operations excluding restructuring charges	110.2	108.7	1.4

Gross profit rate	16.2%	15.8%	0.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.0	12.8	0.2
% of gross profit	80.5	80.8	(0.3)
Return on sales (excluding restructuring charges)	3.2	3.0	0.2

EMEA
Commercial
Revenue from services	$769.3	$773.5	(0.5)%		2.1%
Staffing fee-based income included in revenue from services	13.5	13.2	2.9		6.1
Gross profit	103.9	106.6	(2.6)		(0.4)
Gross profit rate	13.5%	13.8%	(0.3)	pts.
PT
Revenue from services	$168.8	$171.5	(1.6)%		0.7%
Staffing fee-based income included in revenue from services	9.7	10.1	(4.0)		(0.8)
Gross profit	34.2	36.6	(6.4)		(4.2)
Gross profit rate	20.3%	21.3%	(1.0)	pts.
Total EMEA
Revenue from services	$938.1	$945.0	(0.7)%		1.9%
Staffing fee-based income included in revenue from services	23.2	23.3	(0.1)		3.1
Gross profit	138.1	143.2	(3.5)		(1.4)
SG&A expenses excluding restructuring charges	123.7	129.2	(4.2)		(1.6)
Restructuring charges	1.2	—	NM
Total SG&A expenses	124.9	129.2	(3.3)		(0.7)
Earnings from operations	13.2	14.0	(5.9)
Earnings from operations excluding restructuring charges	14.4	14.0	2.1

Gross profit rate	14.7%	15.2%	(0.5)	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.2	13.7	(0.5)
% of gross profit	89.6	90.2	(0.6)
Return on sales (excluding restructuring charges)	1.5	1.5	—

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2016	2015	%		CC %
	(52 Wks)	(53 Wks)	Change		Change
OCG
Revenue from services	$706.4	$673.8	4.8%		5.3%
Gross profit	179.3	160.6	11.6		12.3
Total SG&A expenses	153.4	132.1	16.2		17.1
Earnings from operations	25.9	28.5	(9.7)

Gross profit rate	25.4%	23.8%	1.6	pts.
Expense rates:
% of revenue	21.7	19.6	2.1
% of gross profit	85.6	82.2	3.4
Return on sales	3.7	4.2	(0.5)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Jan. 1, 2017	Jan. 3, 2016
Current Assets
Cash and equivalents	$29.6	$42.2
Trade accounts receivable, less allowances of
$12.5 and $10.5, respectively	1,138.3	1,139.1
Prepaid expenses and other current assets	46.7	45.8
Total current assets	1,214.6	1,227.1

Noncurrent Assets
Property and equipment, net	80.8	88.9
Deferred taxes	180.1	189.3
Goodwill, net	88.4	90.3
Investment in equity affiliate	114.8	9.4
Other assets	349.4	334.6
Total noncurrent assets	813.5	712.5

Total Assets	$2,028.1	$1,939.6

Current Liabilities
Short-term borrowings	$—	$55.5
Accounts payable and accrued liabilities	455.1	405.5
Accrued payroll and related taxes	241.5	268.1
Accrued insurance	23.4	26.7
Income and other taxes	51.1	60.0
Total current liabilities	771.1	815.8

Noncurrent Liabilities
Accrued insurance	45.5	40.0
Accrued retirement benefits	157.4	141.0
Other long-term liabilities	42.1	47.4
Total noncurrent liabilities	245.0	228.4

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(39.0)	(44.3)
Paid-in capital	28.6	25.4
Earnings invested in the business	923.6	813.5
Accumulated other comprehensive income	58.7	60.7

Total stockholders' equity	1,012.0	895.4

Total Liabilities and Stockholders' Equity	$2,028.1	$1,939.6

STATISTICS:
Working Capital	$443.5	$411.3
Current Ratio	1.6	1.5
Debt-to-capital %	—%	5.8%
Global Days Sales Outstanding	53	54

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars)

	2016	2015
Cash flows from operating activities:
Net earnings	$120.8	$53.8
Noncash adjustments:
Depreciation and amortization	21.3	22.3
Provision for bad debts	11.0	3.7
Stock-based compensation	8.0	6.1
Gain on investment in TS Kelly Asia Pacific equity affiliate	(87.2)	—
Other, net	(3.9)	(4.7)
Changes in operating assets and liabilities	(32.6)	(57.7)

Net cash from operating activities	37.4	23.5

Cash flows from investing activities:
Capital expenditures	(12.7)	(16.9)
Net cash proceeds from investment in TS Kelly Asia Pacific equity affiliate	23.3	—
Investment in TS Kelly equity affiliate	—	(0.5)
Other investing activities	(0.3)	(0.2)

Net cash from (used in) investing activities	10.3	(17.6)

Cash flows from financing activities:
Net change in short-term borrowings	(55.9)	(34.7)
Dividend payments	(10.7)	(7.7)
Other financing activities	(0.3)	0.2

Net cash used in financing activities	(66.9)	(42.2)

Effect of exchange rates on cash and equivalents	6.6	(4.6)

Net change in cash and equivalents	(12.6)	(40.9)
Cash and equivalents at beginning of period	42.2	83.1

Cash and equivalents at end of period	$29.6	$42.2

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)

	2016	2015	%	CC %
	(13 Wks)	(14 Wks)	Change	Change

Americas
United States	$956.7	$998.8	(4.2)%	(4.2)%
Canada	34.5	38.0	(9.3)	(9.7)
Mexico	28.0	35.3	(20.6)	(6.1)
Puerto Rico	18.3	24.7	(25.8)	(25.8)
Brazil	13.3	8.7	52.2	29.4
Total Americas	1,050.8	1,105.5	(5.0)	(4.7)

EMEA
France	61.1	65.6	(6.8)	(5.2)
Switzerland	54.3	55.5	(2.1)	(1.0)
Portugal	40.3	33.8	19.0	21.1
Russia	20.9	18.2	15.3	10.1
United Kingdom	18.5	26.7	(31.0)	(15.7)
Germany	14.3	16.2	(11.5)	(10.0)
Italy	14.2	14.5	(2.1)	(0.4)
Norway	8.0	9.7	(17.4)	(18.7)
Other	18.0	13.0	38.4	40.5
Total EMEA	249.6	253.2	(1.4)	1.0

APAC
Australia	3.2	31.1	(89.7)	(90.1)
Singapore	0.2	33.0	(99.5)	(99.5)
Malaysia	0.1	14.1	(98.6)	(98.6)
New Zealand	—	11.2	(99.5)	(99.6)
Other	0.5	13.5	(96.6)	(96.5)
Total APAC	4.0	102.9	(96.0)	(96.1)

Total Kelly Services, Inc.	$1,304.4	$1,461.6	(10.8)%	(10.1)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)

	2016	2015	%	CC %
	(52 Wks)	(53 Wks)	Change	Change

Americas
United States	$3,722.5	$3,705.2	0.5%	0.5%
Canada	139.7	160.2	(12.8)	(9.9)
Mexico	107.6	130.5	(17.6)	(2.8)
Puerto Rico	84.2	99.9	(15.7)	(15.7)
Brazil	46.8	42.9	9.1	19.3
Total Americas	4,100.8	4,138.7	(0.9)	(0.2)

EMEA
France	239.7	246.0	(2.5)	(2.1)
Switzerland	210.5	216.2	(2.6)	(0.3)
Portugal	151.9	132.5	14.6	15.0
United Kingdom	84.7	105.1	(19.5)	(9.3)
Russia	69.9	75.6	(7.6)	0.7
Germany	59.6	59.3	0.5	0.9
Italy	56.3	54.0	4.2	4.5
Norway	32.4	39.2	(17.2)	(13.5)
Other	63.9	45.8	39.4	40.2
Total EMEA	968.9	973.7	(0.5)	2.1

APAC
Australia	67.4	123.2	(45.3)	(42.3)
Singapore	65.1	129.9	(49.9)	(48.8)
Malaysia	27.9	59.5	(53.1)	(47.3)
New Zealand	19.3	41.4	(53.3)	(48.8)
Other	27.4	51.8	(46.9)	(43.4)
Total APAC	207.1	405.8	(48.9)	(45.9)

Total Kelly Services, Inc.	$5,276.8	$5,518.2	(4.4)%	(3.2)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JANUARY 1, 2017 AND 14 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2016	2015
	As Reported	Adjusted Earnings	% Change	CC % Change

Revenue from services	$1,304.4	$1,362.6	(4.3)%	(3.6)%

Cost of services	1,076.4	1,126.6	(4.5)

Gross profit	228.0	236.0	(3.4)	(2.9)

SG&A expenses	208.2	211.3	(1.5)	(1.0)

Earnings from operations	19.8	24.7	(19.6)

Other income (expense), net	0.7	(0.6)	226.9

Earnings before taxes and equity in net earnings (loss) of affiliate	20.5	24.1	(15.1)

Inc. tax expense (benefit)*	1.8	(8.7)	120.6

Net earnings before equity in net earnings (loss) of affiliate	18.7	32.8	(43.1)

Equity in net earnings (loss) of affiliate	1.1	—	NM

Net earnings	$19.8	$32.8	(39.6)%

Earnings per share:
Basic	$0.51	$0.84	(39.3)%
Diluted	$0.51	$0.84	(39.3)%

* Income tax benefit for the fourth quarter of 2015 includes $13.9 million related to the retroactive reinstatement of work opportunity credits for the entire year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JANUARY 1, 2017 AND 14 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2015
	As Reported	Disposal of APAC Businesses (Note 2)	Adjusted Earnings

Revenue from services	$1,461.6	$(99.0)	$1,362.6

Cost of services	1,212.1	(85.5)	1,126.6

Gross profit	249.5	(13.5)	236.0

SG&A expenses	223.0	(11.7)	211.3

Earnings from operations	26.5	(1.8)	24.7

Other (expense) income, net	(0.7)	0.1	(0.6)

Earnings before taxes and equity in net earnings (loss) of affiliate	25.8	(1.7)	24.1

Inc. tax expense (benefit)	(8.4)	(0.3)	(8.7)

Net earnings before equity in net earnings (loss) of affiliate	34.2	(1.4)	32.8

Equity in net earnings (loss) of affiliate	—	—	—

Net earnings	$34.2	$(1.4)	$32.8

Earnings per share:
Basic	$0.88	$(0.04)	$0.84
Diluted	$0.88	$(0.04)	$0.84

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2016				2015
	As Reported	Gain on Investment in Equity Affiliate (Note 1)	Restructuring Charges (Note 3)	Adjusted Earnings	Adjusted Earnings	% Change	CC % Change

Revenue from services	$5,276.8	$—	$—	$5,276.8	$5,325.2	(0.9)%	0.3%

Cost of services	4,370.5	—	—	4,370.5	4,432.2	(1.4)

Gross profit	906.3	—	—	906.3	893.0	1.5	2.5

SG&A expenses	843.1	—	(3.4)	839.7	830.2	1.1	2.5

Earnings from operations	63.2	—	3.4	66.6	62.8	6.2

Gain on investment in TS Kelly Asia Pacific	87.2	(87.2)	—	—	—	NM

Other expense, net	(0.7)	—	—	(0.7)	(3.3)	79.4

Earnings before taxes and equity in net earnings (loss) of affiliate	149.7	(87.2)	3.4	65.9	59.5	10.9

Inc. tax expense (benefit)	30.0	(23.5)	1.2	7.7	8.0	(3.6)

Net earnings before equity in net earnings (loss) of affiliate	119.7	(63.7)	2.2	58.2	51.5	13.1

Equity in net earnings (loss) of affiliate	1.1	—	—	1.1	(0.7)	NM

Net earnings	$120.8	$(63.7)	$2.2	$59.3	$50.8	16.9%

Earnings per share:
Basic	$3.10	$(1.64)	$0.06	$1.53	$1.31	16.8%
Diluted	$3.08	$(1.62)	$0.06	$1.52	$1.31	16.0%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2015
	As Reported	Disposal of APAC Businesses (Note 2)	Adjusted Earnings

Revenue from services	$5,518.2	$(193.0)	$5,325.2

Cost of services	4,597.9	(165.7)	4,432.2

Gross profit	920.3	(27.3)	893.0

SG&A expenses	853.6	(23.4)	830.2

Earnings from operations	66.7	(3.9)	62.8

Other (expense) income, net	(3.5)	0.2	(3.3)

Earnings from operations before taxes and equity in net earnings (loss) of affiliate	63.2	(3.7)	59.5

Inc. tax expense (benefit)	8.7	(0.7)	8.0

Net earnings before equity in net earnings (loss) of affiliate	54.5	(3.0)	51.5

Equity in net earnings (loss) of affiliate	(0.7)	—	(0.7)

Net earnings	$53.8	$(3.0)	$50.8

Earnings per share:
Basic	$1.39	$(0.08)	$1.31
Diluted	$1.39	$(0.08)	$1.31

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERIVCES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2016 gain on investment in equity affiliate, 2016 restructuring charges and disposal of APAC businesses is useful to understand the Company's 2016 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Gain on investment in equity affiliate represents the difference between the fair value and book value of amounts contributed by the Company to the investment in TS Kelly Asia Pacific.
(2) Disposal of APAC businesses represents the 2015 operational results of business contributed to TS Kelly Asia Pacific in the third quarter of 2016.
(3) Restructuring charges in 2016 include costs related to actions during the second quarter in the Americas and EMEA designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets. The 2016 year-to-date income tax expense (benefit) was impacted by a $0.3 million benefit for the release of a valuation allowance in Italy in the fourth quarter of 2016.